Q3 2023 Earnings Supplement November 2023 Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. On July 11, 2019, Thunder Bridge Acquisition Ltd. (“Thunder Bridge”) and Hawk Parent Holdings LLC (“Hawk Parent”) completed their previously announced business combination under which Thunder Bridge acquired Hawk Parent, upon which Thunder Bridge changed its name to Repay Holdings Corporation. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2023 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Qs, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on business disposition, loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Each of “organic card payment volume growth,” “organic revenue growth,” and “organic gross profit (GP) growth” is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” or “normalized” (such as Normalized Organic GP Growth) is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Free Cash Flow and Adjusted Free Cash Flow are non-GAAP financial measures that represent net cash flow provided by operating activities less total capital expenditures, and Adjusted Free Cash Flow is further adjusted to add back certain charges deemed to not be part of normal operating expenses and/or non-recurring charges, such as transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that each of the non-GAAP financial measures referenced in this paragraph provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled with the same or similar description, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider each of the non-GAAP financial measures referenced in this paragraph alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP.

1 Financial Update & Outlook

We remain positioned for another year of profitable growth in 2023 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

Third Quarter 2023 Financial Highlights Gross profit represents revenue less costs of services Represents normalized organic growth (a non-GAAP financial measure) for each applicable metric. Normalized organic growth represents organic growth (which, for this period comparison, reflects the Blue Cow Software divestiture), exclusive of the estimated calculation from political media in 2022. See slide 1 under “Non-GAAP Financial Measures.” See slides 28 and 29 for reconciliation Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under “Non-GAAP Financial Measures.” See slide 24 for reconciliation. Adjusted EBITDA margin represents adjusted EBITDA / revenue CARD PAYMENT VOLUME $6.4bn (+7% organic, excl. political media)(2) REVENUE ADJUSTED EBITDA(3) REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile (Represents YoY Growth) $74.3MM (+11% organic, excl. political media)(2) GROSS PROFIT(1) $56.7MM (+12% organic, excl. political media)(2) $31.9MM 43% margin

Financial Update – Q3 2023 ($MM) Card Payment Volume Gross Profit Adjusted EBITDA Take rate represents revenue / card payment volume Gross profit margin represents gross profit / revenue Adjusted EBITDA margin represents adjusted EBITDA / revenue 77% 76% % Margin (2) 44% 43% % Margin (3) 1.12% 1.16% Take Rate (1) 12% y/y organic growth, excl. political media 7% y/y organic growth, excl. political media

Growth by Segment – Q3 2023 ($MM) LTM as of 9/30/2023 Includes the impact from Intercompany eliminations Gross Profit Margin 76.8% 76.3% 11% y/y organic, excl. political media Take Rate 1.12% 1.16% Percentage of Card Payment Volume(1) ~80% Consumer Payments Business Payments Total Company (2) Organic GP growth, excl. political media 14% 13% 12% ~20% 12% y/y organic, excl. political media

Q3 2023 Gross Profit Bridge ($MM) New GP Dollars Political media impact Divestiture impact Q3 2023 Gross Profit growth 3% Divestiture impact (6%) Organic Gross Profit Growth (1) 9% Political media impact (3%) Normalized Organic GP Growth (2) 12% Organic gross profit (or GP) growth is a non-GAAP financial measure that represents the percentage change in gross profit for a fiscal period over the comparable prior fiscal period, exclusive of any incremental gross profit attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. See slide 1 under “Non-GAAP Financial Measures” Normalized organic GP growth is a non-GAAP financial measure that represents organic gross profit growth (which, for this period comparison, reflects the Blue Cow Software divestiture), exclusive of the estimated gross profit calculation from political media in Q3 2022. See slide 1 under “Non-GAAP Financial Measures”

Consumer Payments Results – Q3 2023 ($MM) Key Business Highlights Strength across personal loans, credit unions, and mortgage servicing Large enterprise clients are adopting more payment channels and modalities Take rates continued to benefit from our non-card volume-based businesses Executing on integration refreshes to further penetrate software partnerships, which leads to confidence in our sales pipeline Gross Profit Margin 79.0% 78.0% Take Rate 1.28% 1.29% 14% y/y organic growth (1) (9% y/y growth, as reported) 14% y/y organic growth (1) (8% y/y growth, as reported) Organic growth is a non-GAAP financial measure that excludes the revenue and gross profit attributable to Blue Cow Software in Q3 2022, respectively. See slide 1 under “Non-GAAP Financial Measures” and slide 29 for reconciliation

Strong sales pipeline within healthcare, property management, auto, and municipality verticals via direct sales and new / refreshed integrations Accelerated our AP Supplier Network to over 233,000 suppliers Gross Profit growth impacted by lapping political media Sustained momentum of teens y/y growth, excluding political media GP margins benefited from processing costs optimization and automation initiatives Business Payments Results – Q3 2023 ($MM) Key Business Highlights Gross Profit Margin 70.4% 74.1% Take Rate 0.77% 0.91% Business Payments revenue and gross profits excl. political media is a non-GAAP financial measure. This represents Business Payments revenue and gross profit minus the estimated contributions related to political media in Q3 2022, respectively. See slide 29 for reconciliation 1% y/y growth, excl. political media (1) 13% y/y growth, excl. political media (1) (-15% y/y growth, as reported) (-11% y/y growth, as reported)

Calculated using LTM September 2023 adjusted EBITDA, excluding estimated contribution from Blue Cow Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Hiring focused on revenue generating / supporting roles Limited discretionary expenses Negotiations with vendors Business continues to show high cash flow conversion Continued investments in organic growth Committed to Prudently Managing Leverage Total Outstanding Debt comprised of 0% coupon on $440 million Convertible Note with maturity in 2026 (if not converted) $185 million revolver facility provides flexibility for further acquisitions Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) Paid down $20 million balance on February 28, 2023 Leverage Total Debt $440 MM Cash on Hand $118 MM Net Debt $322 MM Net Leverage(1) 2.5x Liquidity Cash on Hand $118 MM Revolver Capacity $185 MM Total Liquidity $303 MM Strong Liquidity Position as of September 30, 2023

Updated FY 2023 Outlook REPAY updates its previously provided guidance for full year 2023, as shown below CARD PAYMENT VOLUME REVENUE GROSS PROFIT ADJUSTED EBITDA $26.0 – $27.2Bn $286 – $292MM $218 – $228MM $122 – $130MM ~44% margins Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted Organic GP Growth, Normalized Organic GP Growth, and Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading (Prior $280-$288mm) 6% - 11% Organic GP Growth 9% - 14% Normalized Organic GP Growth (Prior ~45% margins)

FY 2023 Gross Profit Outlook Bridge ($MM) Blue Cow divestiture Existing Client Growth (3) Political media impact $218 – $228 New Client Growth (3) Q1 Reported Q2 Reported Q3 Reported FY 2023 Outlook Gross Profit Growth 11% 8% 3% 2% - 6% Organic GP Growth(1) 13% 12% 9% 6% - 11% Normalized Organic GP Growth(2) 13% 14% 12% 9% - 14% Organic gross profit (or GP) growth is a non-GAAP financial measure that represents the percentage change in gross profit for a fiscal period over the comparable prior fiscal period, exclusive of any incremental gross profit attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. See slide 1 under “Non-GAAP Financial Measures” Normalized organic GP growth is a non-GAAP financial measure that represents organic gross profit growth (which, for this period comparison, reflects the Blue Cow Software divestiture), exclusive of the estimated gross profit calculation from political media in 2022. See slide 1 under “Non-GAAP Financial Measures” Management estimates as of 9/30/2023

History of Sustained Growth Across All Key Metrics… Revenue (1) Card Payment Volume Adjusted EBITDA(2) Gross Profit (1) (In $ Billions) (In $ Millions) (In $ Millions) (In $ Millions) 14% CAGR 18% CAGR 20% CAGR 18% CAGR Consumer Payments Business Payments Consolidated Consolidated totals include the elimination of intersegment revenues Certain periods experienced large declines due to a historical accounting presentation change

…With Expanding Take Rates and Gross Profit Margins Gross Profit Margin Take Rate

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our Q3 2023 Performance We See Multiple Levers to Continue to Drive Growth Q3 2023 Normalized Organic GP Growth 12% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of Consumer Payments growth from further penetration of existing client base Majority of Business Payments growth from acquiring new clients

ADDED NEW CLIENTS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS 257 SOFTWARE PARTNER RELATIONSHIPS(1), INCLUDING: As of 9/30/2023 Third-party research and management estimates as of 9/30/2023 Executing on Growth Plan BROADEN ADDRESSABLE MARKET AND SOLUTIONS ERP & accounting software integrations provide vertical agnostic opportunities Expanded TAM to ~$5.2 trillion(2) through strategic M&A Continued to grow existing relationships and add new names to our Buy Now Pay Later pipeline Completed concurrent common stock and convertible notes offerings in Q1 2021, as well as amended our revolving credit facility – providing the Company with ample liquidity of $303 million(1) to pursue deals Engaged ~45 software developers thus far through relationship with Protego in Ireland to enhance and accelerate new product and research & development capabilities EXPANDING EXISTING BUSINESS CONSUMER PAYMENTS BUSINESS PAYMENTS Ended Q3 2023 with 266 credit union clients VISA ACCEPTANCE FASTRACK PROGRAM

Ample Runway in Consumer Payments Third-party research and management estimates as of 9/30/2023 Evolving consumer preferences and technology are requiring clients to embrace payment digitization TOTAL ADDRESSABLE MARKET(1) $1.8Tn VERTICAL END MARKETS 6 CLIENTS ~20,600 ISV INTEGRATION PARTNERS 161 REPAY’s integrated payment processing platform automates and modernizes our clients' operations, resulting in increased cash flow, lower costs, and improved customer experience Loan repayments expertise is core to our efficiency: from tokenization to our clearing & settlement engine Instant Funding accelerates the time at which borrowers receive loans while increasing digital repayments Multipronged go-to-market approach leverages both direct and indirect sales Continuing to invest into deeper ISV integrations, product innovation, and vertical specific technologies

Consumer Payments Offering Omnichannel Capabilities across Modalities Clients in REPAY’s verticals look to partner with innovative vendors that can provide evolving payment functionality and acceptance solutions Credit and Debit Card Processing ACH Processing Instant Funding eCash New & Emerging Payments Virtual Terminal IVR / Phone Pay Mobile Application Web Portal / Online Bill Pay Hosted Payment Page POS Equipment Text Pay PAYMENT MODALITIES PAYMENT CHANNELS REPRESENTATIVE CLIENTS

REPAY’s Growing Business Payments Segment Third-party research and management estimates as of 9/30/2023 $1.2Tn total addressable market Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals Expanded into B2B vertical via APS acquisition Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions TOTAL ADDRESSABLE MARKET(1) $3.4Tn VERTICAL END MARKETS 15+ CLIENTS ~5,000 SUPPLIER NETWORK ~233K B2B INTEGRATED SOFTWARE PARTNERS 96 Combined AR and AP automation solution provides a compelling value proposition to clients $2.2Tn total addressable market Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions Entered the B2B healthcare space through Ventanex acquisition B2B Merchant Acquiring B2B AP Automation

Powerful Business Payments Offering One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Client Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers

3 Appendix

Q3 2023 Financial Update Note: Not meaningful (NM) for comparison SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration, loss on extinguishment of debt, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 24 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 25 for reconciliation of Adjusted Net Income to its most comparable GAAP measure THREE MONTHS ENDED SEPTEMBER 30 CHANGE $MM 2023 2022 AMOUNT %           Card Payment Volume $6,401.3 $6,416.8 ($15.5) (0%) Revenue $74.3 $71.6 $2.8 4% Costs of Services 17.6 16.6 1.0 6% Gross Profit $56.7 $54.9 $1.8 3% SG&A(1) 38.5 24.3 14.3 59% EBITDA $18.1 $30.7 ($12.5) (41%) Depreciation and Amortization 26.5 24.7 1.9 8% Interest Expense (Income), net 0.1 1.1 (1.0) (91%) Income Tax Expense (Benefit) (2.0) (0.5) (1.5) NM Net Income (Loss) ($6.5) $5.4 ($11.9) NM Adjusted EBITDA(2) $31.9 $31.7 $0.2 1% Adjusted Net Income(3) $19.9 $22.8 ($2.9) (13%)

Adjusted EBITDA Reconciliation For the three and nine months ended September 30, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $5.7 million and $5.3 million for the three months ended September 30, 2023 and September 30, 2022, respectively. Primarily consists of (i) during the three and nine months ended September 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three and nine months ended September 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2023 and 2022. For the three and nine months ended September 30, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three and nine months ended September 30, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended September 30, 2023, no longer reflects non-cash rent expense. $MM Q3 2023 Q3 2022 Net Income (Loss) ($6.5) $5.4 Interest Expense (Income), net 0.1 1.1 Depreciation and Amortization(1) 26.5 24.7 Income Tax Expense (Benefit) (2.0) (0.5) EBITDA $18.1 $30.7 Non-cash change in fair value of contingent consideration(2) – (0.3) Non-cash change in fair value of assets and liabilities(3) 3.2 (11.4) Share-based compensation expense(4) 5.7 5.3 Transaction expenses(5) 0.8 4.1 Restructuring and other strategic initiative costs(6) 3.1 1.5 Other non-recurring charges(7) 0.9 1.9 Adjusted EBITDA $31.9 $31.7

Adjusted Net Income Reconciliation For the three and nine months ended September 30, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date. Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement. Represents compensation expense associated with equity compensation plans, totaling $5.7 million and $5.3 million for the three months ended September 30, 2023 and September 30, 2022, respectively. Primarily consists of (i) during the three and nine months ended September 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three and nine months ended September 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2023 and 2022. For the three and nine months ended September 30, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three and nine months ended September 30, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended September 30, 2023, no longer reflects non-cash rent expense. Represents amortization of non-cash deferred debt issuance costs. Represents pro forma income tax adjustment effect associated with items adjusted above. ($MM) Q3 2023 Q3 2022 Net Income (Loss)   ($6.5) $5.4 Amortization of acquisition-related intangibles(1)   19.8 20.8 Non-cash change in fair value of contingent consideration(2)   – (0.3) Non-cash change in fair value of assets and liabilities(3)   3.2 (11.4) Share-based compensation expense(4)   5.7 5.3 Transaction expenses(5)   0.8 4.1 Restructuring and other strategic initiative costs(6)   3.1 1.5 Other non-recurring charges(7)   0.9 1.9 Non-cash interest expense(8)   0.7 0.7 Pro forma taxes at effective rate(9) (7.8) (5.2) Adjusted Net Income   $19.9 $22.8

Adjusted Free Cash Flow Reconciliation Primarily consists of (i) during the three and nine months ended September 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three and nine months ended September 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix. Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and nine months ended September 30, 2023 and 2022. For the three and nine months ended September 30, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes and one-time payments to certain partners. For the three and nine months ended September 30, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense. Beginning in the period ended September 30, 2023, no longer reflects non-cash rent expense. $MM Q3 2023 Q3 2022 Net Cash provided by Operating Activities   $28.0 $25.3 Capital expenditures       Cash paid for property and equipment   (0.9) (0.8) Cash paid for intangible assets   (13.1) (8.7) Total capital expenditures (14.0) (9.5) Free Cash Flow   $13.9 $15.9 Adjustments       Transaction expenses(1)   0.8 4.1 Restructuring and other strategic initiative costs(2)   3.1 1.5 Other non-recurring charges(3)   0.9 1.9 Adjusted Free Cash Flow   $18.7 $23.4

Depreciation and Amortization Detail Note: Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. $MM Q3 2023 Q3 2022 Acquisition-related intangibles $19.8 $20.8 Software 6.4 3.2 Amortization $26.2 $24.1 Depreciation 0.3 0.6 Total Depreciation and Amortization $26.5 $24.7

Card Payment Volume Growth Reconciliation 2023 $MM Q3 Card Payment Volume Growth (0%) Growth from Acquisitions / (Divestitures) (2%) Organic Card Payment Volume Growth(1) 2% Growth from political media (5%) Normalized Organic Card Payment Volume Growth(2) 7% Organic growth is a non-GAAP financial measure and See slide 1 under “Non-GAAP Financial Measures.” Organic CPV growth excludes CPV attributable to Blue Cow Software in Q3 2022 Normalized organic growth is a non-GAAP financial measure and See slide 1 under “Non-GAAP Financial Measures.” Normalized organic CPV growth excludes estimated contributions related to political media in Q3 2022

Revenue and Gross Profit Growth Reconciliations Q3 2023 $MM Consumer Payments Business Payments Total Company Revenue Growth 9% (15%) 4% Growth from Acquisitions / (Divestitures) (5%) n/a (4%) Organic Revenue Growth(1) 14% (15%) 8% Growth from Political Media n/a (16%) (3%) Organic Revenue Growth, excl. political media (2) 14% 1% 11% Organic growth is a non-GAAP financial measure that excludes the revenue and gross profit attributable to Blue Cow Software in Q3 2022, respectively. See slide 1 under “Non-GAAP Financial Measures” Organic growth excl. political media is a non-GAAP financial measure that excludes the political media contribution in Q3 2022. See slide 1 under “Non-GAAP Financial Measures” Q3 2023 $MM Consumer Payments Business Payments Total Company Gross Profit Growth 8% (11%) 3% Growth from Acquisitions / (Divestitures) 6% n/a (6%) Organic Gross Profit Growth(1) 14% (11%) 9% Growth from Political Media n/a (24%) (3%) Organic GP Growth, excl. political media (2) 14% 13% 12%

Quarterly Gross Profit Growth Reconciliation Organic gross profit growth is a non-GAAP financial measure that excludes gross profit attributable to Blue Cow Software in Q3 2022. See slide 1 under “Non-GAAP Financial Measures” Organic GP growth excl. political media is a non-GAAP financial measure that excludes the political media contribution. See slide 1 under “Non-GAAP Financial Measures” 2022 Full Year 2023 $MM Q1 Q2 Q3 Q4 2022 Q1 Q2 Q3 Gross Profit Growth 46% 42% 20% 22% 31% 11% 8% 3% Growth from Acquisitions/(Divestitures) 41% 32% 5% 5% 19% (2%) (4%) (6%) Organic Gross Profit Growth (1) 12% 13% 12% 9% Growth from political media 3% (<1%) (2%) (3%) Organic GP Growth excl. political media (2) 9% 13% 14% 12%

Historical Segment Details 2021 2022 2023 Full Year $MM Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2021 2022                           Consumer Payments $3,694.1 $3,523.4 $4,426.7 $4,465.7 $5,290.5 $4,918.6 $4,937.8 $5,009.5 $5,524.8 $5,183.8 $5,338.3 $16,109.9 $20,156.5 Business Payments 919.9 1,100.1 1,156.4 1,177.4 1,123.4 1,277.7 1,479.0 1,602.3 1,056.6 1,069.9 1,063.1 4,353.9 5,482.4 Card Payment Volume $4,614.0 $4,623.5 $5,583.1 $5,643.1 $6,414.0 $6,196.3 $6,416.8 $6,611.8 $6,581.4 $6,253.7 $6,401.3 $20,463.8 $25,638.9 Consumer Payments $42.4 $42.0 $54.5 $55.2 $61.1 $59.8 $63.0 $64.3 $69.9 $65.9 $68.7 $194.0 $248.2 Business Payments 7.1 8.5 8.9 9.3 8.9 9.9 11.4 12.3 8.7 9.8 9.7 33.8 42.6 Intercompany eliminations (2.0) (2.0) (2.2) (2.3) (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (8.6) (11.6) Revenue $47.5 $48.4 $61.1 $62.2 $67.6 $67.4 $71.6 $72.7 $74.5 $71.8 $74.3 $219.3 $279.2 Consumer Payments $32.2 $31.7 $41.9 $42.9 $47.5 $46.1 $49.7 $53.1 $54.6 $51.7 $53.6 $148.6 $196.4 Business Payments 4.9 6.1 6.2 6.6 5.9 7.0 8.1 8.6 6.0 7.2 7.2 23.8 29.6 Intercompany eliminations (2.0) (2.0) (2.2) (2.3) (2.4) (2.3) (2.9) (4.0) (4.1) (4.0) (4.1) (8.6) (11.6) Gross Profit $35.0 $35.7 $45.8 $47.2 $51.0 $50.7 $54.9 $57.8 $56.6 $54.9 $56.7 $163.8 $214.4 Consumer Payments 1.15% 1.19% 1.23% 1.24% 1.15% 1.22% 1.28% 1.28% 1.27% 1.27% 1.29% 1.20% 1.23% Business Payments 0.78% 0.77% 0.77% 0.79% 0.79% 0.78% 0.77% 0.77% 0.82% 0.92% 0.91% 0.78% 0.78% Take Rate 1.03% 1.05% 1.09% 1.10% 1.05% 1.09% 1.12% 1.10% 1.13% 1.15% 1.16% 1.07% 1.09% Consumer Payments 75.9% 75.4% 76.9% 77.7% 77.8% 77.0% 79.0% 82.6% 78.1% 78.4% 78.0% 76.6% 79.1% Business Payments 68.0% 71.8% 69.9% 71.0% 66.5% 70.0% 70.4% 70.1% 69.5% 73.3% 74.1% 70.3% 69.4% Gross Profit Margin 73.7% 73.7% 75.0% 75.9% 75.5% 75.2% 76.8% 79.5% 75.9% 76.5% 76.3% 74.7% 76.8% Note: Historical periods reflect the reclassification of volumes, revenue, and gross profit between Consumer Payments and Business Payments segments